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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2005

                                    HEI, Inc.
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               (Exact name of Registrant as Specified in Charter)

           Minnesota                    0-10078                 41-094487
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
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          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On July 7, 2005, HEI, Inc., a Minnesota corporation (the "Company"), entered into an amendment (the "Amendment") to its Account Receivable Agreement, dated May 29, 2003, and previously amended on December 12, 2003, July 1, 2004, December 7, 2004, December 29, 2004 and January 12, 2005, with Beacon Bank (the "Accounts Receivable Agreement"). The Amendment amends the Accounts Receivable Agreement to extend the term of the facility to September 1, 2006 and to continue the maximum borrowing capacity of $5 million, subject to availability based no accounts receivable balances, at an interest rate of Prime plus 2.75% on net funds borrowed. The Amendment also provides that borrowings will be subject to an immediate discount of .85% for processing. The facility continues to be secured by the Company's accounts receivable, inventory and general intangibles.

        A copy of the Amendment is filed as Exhibit 10.1 to this Report and a copy of the Company's press release announcing the Amendment is furnished as
Exhibit 99.1 to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following Exhibits are filed as a part of this Report with the exception that Exhibit 99.1 shall be deemed furnished and not filed as a part of this
Report:

Exhibit No.    Description of Exhibit
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10.1           Amendment dated July 7, 2005, to Accounts Receivable Agreement, dated May 29, 2003, and previously amended on December 12, 2003,
               July 1, 2004, December 7, 2004, December 29, 2004 and January 12,
               2005, between HEI, Inc. and Beacon Bank.

99.1 Press release issued July 7, 2005 announcing the Company announcing the amendment to its credit facility with Beacon Bank.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HEI, INC.

Dated:  July 7, 2005                               By    /s/ Timothy Clayton
                                                         -----------------------
                                                         Timothy Clayton
                                                   Its:  Chief Financial Officer

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                                  EXHIBIT INDEX

10.1 Amendment dated July 7, 2005, to Accounts Receivable Agreement, dated May 29, 2003, and previously amended on December 12, 2003, July 1, 2004, December 7, 2004, December 29, 2004 and January 12, 2005, between HEI, Inc. and Beacon Bank.

99.1 Press release issued July 7, 2005 announcing the Company announcing the amendment to its credit facility with Beacon Bank.